SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 27, 2005
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-50066                        48-1175170
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(State or other jurisdiction  (Commission File Number)            (IRS Employer
        of incorporation)                                    Identification No.)


610 Alamo Pintado Road, Solvang, California                            93463
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(Address of principal executive offices)                            (Zip Code)

                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CRF 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Table of Contents
Item 1.01.  Entry Into a Material Definitive Agreement
Item 9.01   Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 1.01   Entry Into a Material Definitive Agreement.

         On September 26, 2005, Los Padres Bank, FSB (the "Bank"), a wholly owned subsidiary of Harrington West Financial Group, Inc. (NASDAQ:HWFG) entered into a Portfolio Advisory and Rate Risk Analysis Agreement (the "Agreement") with Smith Breeden Associates, Inc.. The Agreement appoints Smith Breeden to provide portfolio and interest rate risk advice to the Bank and terminates all prior agreements between the two companies, including their February 1997 agreement, as amended in January 2002, dealing with the same subject matter.

         Dr. Stanley Kon, a director of Harrington West Financial Group and the Bank, is a principal and director of Smith Breeden. Additionally, Mr. Craig Cerny, Chairman of the Board and Chief Executive Officer of Harrington West Financial Group and the Bank, is a minority shareholder in Smith Breeden.

         A copy of the Agreement is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HARRINGTON WEST FINANCIAL GROUP, INC.


                                    By: /s/ Craig J. Cerny
                                        ----------------------------------------
                                        Craig J. Cerny
                                        Chairman of the Board and Chief
                                        Executive Officer


Date:    September 27, 2005.